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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 3, 2005

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                       0-20028                77-0214673
(State or Other Jurisdiction of    (Commission File Number)      IRS Employer
         Incorporation)                                      Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Reference is made to the press release of Valence Technology, Inc. issued on August 9, 2005, regarding results for the first quarter of the fiscal year ending March 31, 2006, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On August 3, 2005, Stephan B. Godevais announced his retirement, effective as of August 9, 2005, as chairman of the board and as a member of the board of directors.

(c)

     (1) On August 3, 2005, we appointed Dr. James Akridge, our chief executive officer, as our president effective August 3, 2005.

     (2) Dr. Akridge, 58, served as chief technology officer at Sion Power Corporation since 1999 where he had company-wide responsibility for all research and development operations, global intellectual property licensing, technology partnerships and joint ventures. Prior to his employment at Sion Power, Dr. Akridge held various positions in research, development and operations over the course of 20 years at Energizer Holdings, Inc. There are no family relationships between Dr. Akridge and any director or executive officer of Valence.

     (3) The material terms of the employment agreement between us and Dr. Akridge are set forth under Item 1.01 in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 15, 2005, and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

Reference is made to the press release of Valence Technology, Inc. issued on August 9, 2005, regarding the appointment of Carl E. Berg as chairman of our board of directors. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated August 9, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VALENCE TECHNOLOGY, INC.



                                          /s/  Kevin W. Mischnick
Date:    August ___, 2005                 --------------------------------------
                                          Name:  Kevin W. Mischnick
                                          Title: Vice President of Finance and
                                                 Assistant Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated August 9, 2005.